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                                                                    Exhibit 23.1
                          [ARTHUR ANDERSEN LLP LETTERHEAD]

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated November 1, 1995 included in the Peoples Energy Corporation Form 10-K for the year ended September 30, 1995 and to the reference to our firm in the Registration Statement on Form S-3 under the caption "Experts".



                                       /s/ ARTHUR ANDERSEN LLP

                                             Arthur Andersen LLP




Chicago, Illinois
August 12, 1996